Intangible assets	6 Months Ended
Jun. 30, 2025
Intangible assets
Intangible assets

8.Intangible assets

	Development	Patents and
(in EUR 000)	cost	licenses	Total
Cost
Opening value at January 1, 2024	48,671	591	49,262
Additions	3,183	—	3,183
Cost at June 30, 2024	51,854	591	52,445
Opening value at January 1, 2025	53,410	591	54,001
Additions	1,507	—	1,507
Other movements	(4)	—	(4)
Cost at June 30, 2025	54,913	591	55,504
Amortization
Opening amortization at January 1, 2024	(2,528)	(127)	(2,655)
Amortization	(459)	(21)	(480)
Amortization at June 30, 2024	(2,987)	(148)	(3,135)
Opening amortization at January 1, 2025	(3,452)	(168)	(3,620)
Amortization	(456)	(21)	(477)
Amortization at June 30, 2025	(3,908)	(189)	(4,097)
Net book value at June 30, 2024	48,867	443	49,310
Net book value at June 30, 2025	51,005	402	51,407

There is only one development project: The Genio® system. The Company started amortizing the first-generation Genio® system in 2021. The amortization amounted to €477,000 for the six months ended June 30, 2025 (2024: €480,000) and is included in research and development expense.

The Company continues to incur in 2025 development expenses with regard to the improved second-generation Genio® system and clinical trials to obtain additional regulatory approvals in certain countries or to be able to sell the Genio® System in certain countries. The total capitalized development expenses amounted to €1.5 million and €3.2 million for the six months ended June 30, 2025, and 2024, respectively. The total amount of capitalization of intangible assets in the interim consolidated statements of cash flows is higher than the additions due to the tax incentive relating to investments of 2025 amounting to €47,000 (2024: €112,000). We refer to note 24 for more details. The development of the second-generation Genio® system and clinical trials is expected to be finalized in 2025.